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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 19, 2002
                        (Date of earliest event reported)

                           VERIZON COMMUNICATIONS INC.
                  (Exact name of registrant as specified in its
                                    charter)


         Delaware                   1-8606                  23-2259884
      (State or other          (Commission File          (I.R.S. Employer
      jurisdiction of               Number)             Identification No.)
      incorporation)

1095 Avenue of the Americas,                                   10036
New York, New York                                           (Zip Code)
(Address of principal
executive offices)


       Registrant's telephone number, including area code: (212) 395-2121

                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.



(c)   Exhibits.



      99 Form of Purchase Agreement to be used in connection with the offering of debt securities under Registration Statement on Form S-3 (File No. 333-73612).





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Verizon Communications Inc.

                                          -------------------------------
                                                   (Registrant)


Date:     June 19, 2002                       /s/ Marianne Drost
      -----------------------             -------------------------------
                                          Marianne Drost
                                          Senior Vice President, Deputy General
                                          Counsel and Corporate Secretary
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                                  EXHIBIT INDEX


Exhibit
Number      Description
-------     ---------------
  99        Form of Purchase Agreement to be used in connection with the offering of debt securities under Registration Statement on Form S-3
            (File No. 333-73612).